Annual Meeting of Shareholders
                                  June 25, 1996




Dear Shareholder:

     It is my pleasure to invite you to attend the 1995 Annual General Meeting of Shareholders of Canada Southern Petroleum Ltd. which will be held at The Bristol Place Hotel, 950 Dixon Road, Toronto International Airport, Rexdale, Ontario, Canada, Wednesday, June 25, 1996 at 9:00 A.M.

     While we are aware that most of our shareholders are unable personally to attend the Annual Meeting, proxies are solicited to insure that each shareholder has an opportunity to vote on all matters scheduled to come before the meeting. Whether or not you plan to attend, please take a few minutes now to sign, date and return your proxy in the enclosed postage-paid envelope. Regardless of the number of shares you own, your vote is important.

     In addition to helping us conduct business at the annual meeting, there is an important personal reason for you to return your proxy vote card. Under the abandoned property law of some jurisdictions, a shareholder may be considered
"missing" if that shareholder has failed to communicate with the Company in writing. To that end, the return of your proxy vote card qualifies as written communication.

     The Notice of Meetings and Proxy Statement accompanying this letter describe the business to be acted on at the meeting.

     As in the past, members of management will review with you the Company's results and will be available to respond to questions.

     We look forward to seeing you at the meeting.

                                              Sincerely,



                                              Charles J. Horne
May 24, 1996                                  President

                         CANADA SOUTHERN PETROLEUM LTD.

                         Suite 1410, One Palliser Square
                              125 Ninth Avenue S.E.
                        Calgary, Alberta, Canada T2G 0P6

                                NOTICE OF MEETING

     NOTICE IS HEREBY GIVEN that the Annual General Meeting of the Shareholders of CANADA SOUTHERN PETROLEUM LTD. (the "Company") will be held at The Bristol Place Hotel, 950 Dixon Road, Toronto International Airport, Rexdale, Ontario, Canada at 9:00 A..M., local time, to receive and consider the report of the auditors and the financial statements for the fiscal year ended December 31, 1995 and for the following additional purposes:

     1. To elect one director of the Company;

     2. To appoint independent auditors of the Company for the fiscal year ending December 31, 1996 and to authorize the Board of Directors to fix the remuneration of such auditors; and

     3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

    This notice and proxy statement are being sent to Shareholders of record at the close of business on May 24, 1996 together with the enclosed proxy, to enable such Shareholders to state their instructions with respect to the voting of the shares. Proxies should be returned in the reply envelope provided.

                                By Order of the Board of Directors



                                Kelly B. Johnson
                                Secretary

Dated:  May 24, 1996

- -------------------------------------------------------------------------------
                                RETURN OF PROXIES

     WE URGE EACH SHAREHOLDER, REGARDLESS OF THE NUMBER OF SHARES HELD, WHO IS UNABLE TO ATTEND THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO VOTE BY PROMPTLY SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY IN THE REPLY ENVELOPE PROVIDED.
- -------------------------------------------------------------------------------

                         CANADA SOUTHERN PETROLEUM LTD.
                         Suite 1410, One Palliser Square
                              125 Ninth Avenue S.E.
                        Calgary, Alberta, Canada T2G 0P6
                               -------------------

                                 PROXY STATEMENT
                               -------------------

                               GENERAL INFORMATION

     THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CANADA SOUTHERN PETROLEUM LTD. (the "Company") for use at the Annual General Meeting of Shareholders to be held at The Bristol Place Hotel, 950 Dixon Road, Toronto International Airport, Rexdale, Ontario, Canada at 9:00 A..M., local time, and at any adjournments or postponements thereof. The notice of meetings, proxy statement and proxy are being mailed to Shareholders on or about May 28, 1996.

     The Company expects to solicit proxies primarily by mail. To the extent necessary to assure sufficient representation of shares at the Annual General Meeting proxies may be solicited in person and by telephone at a nominal cost to the Company, and the Company will request brokers, banks and other nominees to forward copies of proxy material to beneficial owners or persons for whom they hold shares and to obtain authority for the execution and delivery of proxies. In addition, the Company has retained the firm of Morrow & Co., Inc. to assist in the distribution of proxy solicitation materials for an estimated fee of $7,000 plus out-of-pocket expenses. The only other expenses anticipated are the ordinary expenses in connection with the preparation, assembling and mailing and other distribution of the material, which will be borne by the Company.

Voting of Proxies and Record Date

     Unless otherwise specified by the means provided in the enclosed proxy, the shares represented by the proxy will be voted on any business as may properly come before the meeting. If a choice is specified by the means provided in the proxy, the shares represented by the proxy will be voted or withheld from voting in accordance with the specification made. If no choice is specified, the named Proxies will vote such shares at the Annual General Meeting of Shareholders in favor of the election of Mr. C. Dean Reasoner as a director of the Company; and in favor of appointing Ernst & Young as independent auditors of the Company, and in favor of authorizing the Board of Directors to fix the auditors' remuneration.

     The proxy also confers discretionary authority with respect to amendments or variations to matters identified in the accompanying Notice of Meeting or other matters which may properly come before the meeting. The Board of Directors knows of no matters which will be presented for consideration at the meeting other than those matters referred to in this proxy statement.

     The total number of outstanding shares of the Company was 12,685,491 Limited Voting Shares at May 24,1996. Two or more shareholders present in person and holding or representing by proxy not less than 25% of the total number of issued shares constitute a quorum. A simple majority of the votes cast is required to approve Proposals Number 1.and Number 2 (as set forth on the form of proxy) at the Annual General Meeting and any other regular business that comes before the Annual General Meeting.

     At each General Meeting of Shareholders, each shareholder is entitled to one vote for each share shown as registered in his name in the list of shareholders, subject, however, to a provision in the Company's Memorandum of Association (Articles of Continuance) to the effect that no person shall vote more than 1,000 shares. Article 8 of the Company's Articles of Continuance provides as follows:

         8.  Voting Restrictions

          With respect to any matter to be voted upon at any meeting of Members any one person, hereinafter defined, shall be entitled to vote:


          (i) with respect to shares registered in his name on the books of the Company which are beneficially owned by him, the number of shares, but in no event more than 1,000;

          (ii) with respect to shares registered in his name on the books of the Company which he holds as a trustee other than as a nominee, the number of shares but in no event more than 1,000; and

          (iii) with respect to shares registered in his name as nominee and on instructions from each one person who is the owner thereof a number of shares owned by each such one person but in no event more than 1,000 with respect to each such one person, provided that no such one person shall vote or give instruction as to the voting of more than 1,000 shares in the aggregate.

          That for all purposes of these Articles:

          (a) Any entity or group in the nature of and including:

               (i) a corporation, its subsidiaries and affiliates; or

               (ii) a trust; or

               (iii) two or more trusts created by one person or having substantially the same beneficiaries or remaindermen; or

               (iv) an association, partnership, joint or common venture; or

               (v) all shareholders, security holders, officers, directors, members and employees of one person who owns beneficially more than 10% of the shares of the Company;

               shall be deemed to be one person;

     (b) One person who has shares registered in his name who is not a beneficial owner or nominee thereof, shall be deemed to hold such shares as a trustee;

     (c) No person shall be deemed beneficially to own shares of the Company if such shares are subject to any agreement whereunder any other person either certainly or contingently is or may become entitled to any interest in or right to or control over such shares other than an agreement whereunder such shares are bona fide mortgaged, pledged or charged to any bank, trust company or other lending institution or to any brokerage firm to secure indebtedness;

     (d) In order to determine the number of shares that any Member is entitled to vote at any meeting of Members, the board of directors may require in or with the notice of the meeting or an adjourned meeting that any Member must provide as a condition precedent to his right to vote, such evidence as the board of directors may require as to the beneficial ownership of the shares held by him; and

     (e) If the board of directors of the Company decides, or if the chairman for the time being at any meeting of the Members believes that it is in the best interests of the Company that any meeting of Members be adjourned to determine the number of shares that any holder of shares is entitled to vote at such meeting, then the chairman shall on his own motion adjourn once such meeting for a period not exceeding 60 days.

     The list of shareholders is available for inspection during usual business hours at the offices of Daley, Black & Moreira, Suite 401, Toronto-Dominion Bank Building, 1791 Barrington Street, Halifax, Nova Scotia and at the Annual General Meeting of Shareholders. The list of Shareholders was prepared as of May 24,1996, the record date fixed for determining Shareholders entitled to notice of the Annual General Meeting of Shareholders. If a person has acquired ownership of shares since that date, he must establish such ownership in order to be included in the list of shareholders entitled to vote. Abstentions and brokers no-votes will be counted neither as votes "in favor" or votes "against" any proposition brought before the meeting.

Revocation of Proxies

     Any shareholder who has given his proxy has the right to revoke the same at any time prior to the voting thereof. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the shareholder, or by his attorney authorized in writing, and deposited at the head office of the Company in Calgary, Alberta, Canada, at any time up to and including the last business day preceding the day of the Annual General Meeting of Shareholders to be held on June 25, 1996, or any adjournments thereof, or with the chairman of such meeting on the day of such meeting, or any adjournments thereof.

Nomination of Proxy Holder

     A shareholder has the right to appoint a person to attend and act for him on his behalf at the Annual General Meeting other than the person or persons designated in the enclosed proxy. To exercise this right, the shareholder may insert the name of the desired person in the blank space provided in the proxy and strike out the other names.

     THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED UPON WRITTEN REQUEST TO CANADA SOUTHERN PETROLEUM LTD., C/O G&O'D INC, 149 DURHAM ROAD, OAK PARK - UNIT 31, MADISON, CONNECTICUT 06443.

                    PROPOSAL 1. THE ELECTION OF ONE DIRECTOR

     One director is to be elected to hold office for a term of five years which expires at the fiscal year 2000 Annual General Meeting of Shareholders pursuant to the Articles of Association of the Company, which established five classes of directors to be elected on a rotating basis at each successive Annual General Meeting of Shareholders. The named Proxies will vote the shares represented by the proxy for the election of Mr. C. Dean Reasoner unless otherwise directed. The following table sets forth information concerning the nominee for election and those directors whose terms of office are to continue after the meeting.



                                                                                                                  Other Offices
                                Date Present Term                Principal Occupation                Director   Held with Company
           Name                 of Office Expires              during Last Five Years*                 Since

Nominee for five-year term expiring 2000:

C. Dean Reasoner            1995 Annual Meeting         Mr.  Reasoner  is a member  of the law         1986            None
                                                        firm   of   Reasoner,   Davis  &  Fox,
                                                        Washington,  D.C., which firm has been
                                                        retained   by  the  Company  for  many
                                                        years.  He is a  director  of  Coastal
                                                        Caribbean  Oils &  Minerals,  ("CCO"),
                                                        Magellan     Petroleum     Corporation
                                                        ("MPC")   and    Magellan    Petroleum
                                                        Australia   Limited   ("MPAL").    Age
                                                        seventy-eight.
Directors continuing in office:

Eugene C. Pendery           1996 Annual Meeting         Mr.  Pendery has been  President and a         1986            None
                                                        director    of    Recycled     Plastic
                                                        Products,  Inc.,  Littleton,  Colorado
                                                        since 1991, a  distributor  of fencing
                                                        and other recycled  plastic  products.
                                                        He has also been  associated  with the
                                                        oil, gas and mining  industries  since
                                                        1966.  Age fifty-eight.

Benjamin W. Heath           1997 Annual Meeting         Mr. Heath is President  and a director         1956            None
                                                        of  CCO,  a  director   of  MPC,   and
                                                        Chairman of the Board of  Directors of
                                                        MPAL, a majority  owned  subsidiary of
                                                        MPC. Age eighty-one.

Charles J. Horne            1998 Annual Meeting         Mr.  Horne has served as  President of         1984         President
                                                        the  Company  since  1980 and has been
                                                        associated  with the  Company  and its
                                                        predecessor since 1950.  Age seventy.

M. A. Ashton                1999 Annual Meeting         Mr.  Ashton  has  served as  Executive         1989      Executive Vice
                                                        Vice  President  since  1993.  He  had                     President
                                                        been Vice President-Exploration  since
                                                        December   1988  and  was   elected  a
                                                        director  in  1989.  Mr.  Ashton  is a
                                                        professional  petroleum geologist with
                                                        thirty     years     experience     in
                                                        exploration    projects   in   western
                                                        Canada  and  the  United  States.  Age
                                                        sixty.
- ---------------------

* All of the named companies are engaged in oil, gas or mineral exploration and/or development except where noted.

     There are no arrangements or understandings between any director and any other person or persons pursuant to which such director was or is to be selected as a director. There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director.

Committees of the Board of Directors:  Attendance at Meetings

     The full Board of Directors of the Company serves as the Audit Committee whose duties are: the engagement and discharge of auditors, reviewing with the auditors the plan and results of the auditing engagement, reviewing the independence of the auditors and reviewing the adequacy of the Company's system of internal accounting controls. The Board of Directors acting as the Audit Committee met once during the fiscal year ended December 31, 1995.

     The Company has no standing nominating or compensation committees. The functions that would be performed by such committees are performed by the full Board of Directors. During the fiscal year ended December 31, 1995, all of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and Committees on which they serve (a total of ten meetings).

              ADDITIONAL INFORMATION CONCERNING EXECUTIVE OFFICERS
                                  AND DIRECTORS

     Unless otherwise indicated, all dollar figures set forth herein are expressed in Canadian currency.

Executive Compensation

     The following table sets forth certain summary information concerning the compensation of Mr. Charles J. Horne, who is President and Chief Executive Officer of the Company. No executive officer of the Company received or earned any compensation in excess of U.S. $100,000 during fiscal year 1995.


                           Summary Compensation Table

                                                                                 Long Term              All Other
                                           Annual Compensation               Compensation Award     Compensation ($)
- ------------------------------- ------------------------------------------ ----------------------- --------------------
Name and Principal Position            Fiscal Period          Salary ($)      Options/SARs(#)
- ------------------------------- ----------------------------- ------------ ----------------------- --------------------

Charles J. Horne, President     Year ended Dec. 31, 1995        61,000
                                Year ended Dec. 31, 1994        60,275             75,000                   -
                                Six months ended
                                  Dec. 31, 1993                 38,265               -                      -
                                Year ended June 30, 1993        76,225             50,000                 6,250*
- ------------------------------- ----------------------------- ------------ ----------------------- --------------------

*Payment in lieu of Pension Plan Contribution


- -------------------------------------------------------------------------------
Stock Options
- -------------------------------------------------------------------------------

         The following table provides information about stock options exercised during fiscal 1995 and unexercised stock options held by the President of the Company at the end of fiscal year 1995.

============================================================================================================================

                             Aggregated Option/SAR Exercises in 1995 and at December 31, 1995
                                                  Option/SAR Values Table
==============  -----------------  ---------------  ------------------------------------  ==================================
                     Shares                                Number of Unexercised          Value of Unexercised In-The-Money
                    Acquired           Value                   Options/SARs                         Options/SARs
                On Exercise (#)     Realized ($)           at December 31, 1995               at December 31, 1995 ($)
==============  -----------------  ---------------  -----------------  -----------------  ----------------  ================
    Name                                              Exercisable       Unexercisable       Exercisable      Unexercisable
==============  =================  ===============  =================  =================  ================  ================

 Charles J.           -0-               -0-             125,000               -               397,000              -
    Horne
==============  =================  ===============  =================  =================  ================  ================

Defined Benefit or Actual Plan Disclosure

     All employees who were eligible for a contributory pension plan have now reached retirement age as specified in the plan and are receiving benefits. Consequently, the plan has been discontinued. Mr. Horne receives an annual benefit of $35,816.

Compensation of Directors

     Messrs. Heath and Pendery each receive directors' fees of $25,000 per year.

     On January 29, 1991, the Company granted interests to certain of its officers, employees, directors, counsel and consultants amounting to an aggregate of 7.8% of any and all benefits to the Company after expenses from the litigation in Canada relating to the Kotaneelee field. The Company has reserved a 2.2% interest in such net recoveries for possible future grants to persons who may include officers and directors of the Company.

Compensation Committee and Insider Participation in Compensation Committee

     The entire board of directors serves as the compensation committee. Charles
J. Horne and M. A. Ashton are directors and the President and Executive Vice-President, respectively of the Company. Mr. C. Dean Reasoner, a director, is a partner in the law firm of Reasoner, Davis & Fox which received U.S. $133,000 for legal services for the year ended December 31, 1995.

     Mr. Benjamin W. Heath, a director, and Mr. Reasoner also serve as directors of Coastal Caribbean Oils & Minerals, Ltd. ("CCO") and Magellan Petroleum Corporation ("MPC"). Reasoner, Davis & Fox also renders services to CCO and MPC.

Board Compensation Committee Report

     The Compensation Committee, consisting of the entire board of directors, submits the following report for the year ended December 31, 1995:

     The Board of Directors does not maintain specific compensation policies applicable to the Company's executive officers, and the Board has established no specific relationship between corporate performance and executive compensation. Compensation has been determined based on the skills, experience and leadership executive officers have brought to the performance of their duties, and on their ability to protect, defend and pursue the Company's ability to realize value on the Company's oil and gas interests.

         M. A. Ashton                                Eugene C. Pendery
         Benjamin W. Heath                           C. Dean Reasoner
         Charles J. Horne

Tax Deductibility of Compensation

     At this time, the Company does not expect that it will comply with the U.S. Revenue Reconciliation Act of 1993 regarding executive compensation because it is not likely that compensation to any executive will exceed $1 million and the Company is a Canadian company not subject to the tax laws of the United States.

                              CORPORATE GOVERNANCE

     In February 1995, the Toronto Stock Exchange Committee on Corporate Governance in Canada issued a report (the "TSE Report") setting out a series of guidelines for effective corporate governance. These guidelines deal with matters such as the constitution and independence of corporate boards, their function, the role of board committees and the selection and education of board members. The Toronto Stock Exchange now requires that each listed company disclose on an annual basis its approach to corporate governance with reference to the guidelines. The Company's approach to corporate governance is described below.

Mandate of the Board

     The mandate of the board includes:

     (a) approving objectives for the Corporation and the overall operating and financial plans to achieve them;

     (b) identifying and managing the principal risks of the Corporation's business;

     (c) verifying the integrity of the Corporation's internal financial, control and management information systems;

     (d) selecting the Chief Executive Officer and approving the selection of other senior executives; and

     (e) monitoring the Corporation's communications with shareholders, other stakeholders and the general public.

Composition of the Board

     The TSE Report recommends that the Board of Directors be constituted with a majority of individuals who qualify as unrelated directors. An unrelated director is a director who is independent of management and is free from any interest in any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the Company. Two of the Company's directors, Messrs. Heath and Pendery, are unrelated.

     Messrs. Horne and Ashton are related, within the meaning of the TSE Report, because they are members of management, and Mr. Reasoner is related because he is a partner in a firm which receives significant fees from the Company (see "Certain Business Relationships", page 12).

     The Board does not believe that the factors which result in Messrs. Horne, Ashton and Reasoner being related directors under the TSE Report interfere with their ability to act with a view to the best interests of the Company.

     The TSE Report recommends that every board of directors should examine its size with respect to its effectiveness. The board believes its present size of five directors is the most effective size at this time. The board has not established an executive committee because of its size.

Board Committees (See also "Committees of the Board of Directors", page 6)

Audit Committee

     The TSE Report recommends that an audit committee of every board be comprised only of outside directors. The full Board of Directors serves as the Audit Committee.

Nominating Committee

     The TSE Report recommends that the board appoint a committee of outside directors with responsibility of proposing new nominees to the board. The TSE Report also recommends that the Nominating Committee or the appropriate committee implement a process to assess the effectiveness of the board and the contribution of the individual directors.

     The board believes that the full board of directors should perform these functions because of the relatively small size of the board.

Orientation and Education of New Directors

     The TSE Report recommends an orientation and education program for new recruits to the board. The board believes that given the size and situation of the Company, it provides and will continue to provide the necessary information for a new board member to perform the duties of a director.

Compensation of Directors

     The TSE Report recommends that the board review the adequacy and form of compensation of directors and ensure the compensation reflects the responsibilities and risk involved in being an effective director. The board reviews the compensation of its members periodically, and believes that the current compensation of directors reflects the recommendation of the TSE Report.

Management's Responsibilities

     The TSE Report recommends that the board develop position descriptions for the board and CEO with definitions of the limits of management's responsibility. Management is responsible for the day to day operations of the Company. Any matters which are material to the Company are discussed and approved by the full Board. The senior officers of the Company are required to (whenever practicable) report to the Board in a comprehensive manner on any significant proposed activities and transactions of Canada Southern, the progress being made on activities and transactions which have been undertaken, the abandonment of activities or transactions, and the results of all activities and transactions being conducted or having been concluded. Whenever practicable, all such reports are furnished to the directors in writing and subsequently also orally discussed, whenever their importance justifies.

Independence from Management

     The TSE Report recommends that the board ensure that it can operate independent of management. There are three nonmanagement directors and two management directors, therefore, the board believes that it can effectively operate independently of management.

     The TSE Report also recommends that an individual director have the ability to engage an outside advisor at corporate expense in appropriate circumstances. The Board will consider that issue in the event that such a circumstance arises.

Shareholder Relations

     The Company has appointed a representative for shareholders to contact for information, questions or concerns regarding the Company. Company personnel and consultants report to the board on any concerns that have been expressed by shareholders.

                                Performance Graph

     The graph below compares the cumulative total returns, including reinvestment of dividends, if applicable, of Company Stock with companies in the NASDAQ Index and an Industry Group Index. (Media General's Oil, Natural Gas Production Industry Group)


     The chart displayed below is presented in accordance with SEC requirements. Shareholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance.


                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                                  1990          1991          1992          1993          1994          1995

Canada Southern                    100            143.59        120.51        210.26        189.74        261.54
NASDAQ Stock Index                 100            128.38        129.64        155.50        163.26        211.77
Industry Group                     100            112.71        110.43        132.26        148.50        157.77

Security Ownership of Certain Beneficial Owners

     The Company knows of no person or group that owns beneficially more than 5% of the outstanding Limited Voting Shares of the Company.

Security Ownership of Management

     The following table sets forth information as to the number of shares of the Company's Limited Voting Shares owned beneficially on May 1,1996 by directors of the Company and by all executive officers and directors of the Company as a group:

                                                       Amount and Nature of
Individual or Group                                   Beneficial Ownership                  % of Class
                                                      Shares          Options

M. A. Ashton                                               -           90,000                 *
Benjamin W. Heath                                      3,734           72,000                    *
Charles J. Horne                                      11,017          125,000               1.0
Eugene C. Pendery                                     10,000           70,000                    *
C. Dean Reasoner                                       8,962                -                    *
Directors and Officers as a
  Group (a total of 5)                                33,713          357,000                  3.0
- --------------------

*   The percent of class owned is less than 1%.

Changes in Control

     The Company is aware of no arrangement which may at a subsequent date result in a change in control of the Company.

Certain Business Relationships

Reasoner, Davis & Fox

     Fees paid or accrued for legal services rendered to the Company by Reasoner, Davis & Fox, of which firm Mr. C. Dean Reasoner, a director of the Company, is a partner, during the year 1995 amounted to U.S. $133,000. Mr. Reasoner does not receive a director's fee.

Royalty Interests

     The following directors have royalty interests in certain of the Company's oil and gas properties (present or past) which were received directly or indirectly from the Company: Mr. C. Dean Reasoner, interests ranging from

1.772% to 2%; Mr. Benjamin W. Heath, interests ranging from 1.772% to 2%; and a trust (in which Mr. Heath has a 54.4% beneficial interest), interests ranging from 7.603% to 7.8%. In each case, the applicable percentage depends on the property on which the royalty is paid.

     During 1995, the Company and third-party operators and/or owners of properties made payments to Mr. Reasoner and Mr. Heath in the amounts of U.S. $6,159 and U.S. $12,777, respectively.

                 PROPOSAL 2. APPOINTMENT OF INDEPENDENT AUDITORS

         The Board has proposed that Ernst & Young, which has served the Company since its organization in 1954, be appointed to audit the accounts of the Company for the fiscal year ending December 31, 1996. A vote for or against the appointment of auditors, or the abstaining from such vote may be indicated by checking the appropriate box on the proxy. Unless otherwise specified, the named Proxies will vote the shares represented by the enclosed proxy in favor of the appointment of Ernst & Young and to authorize the Board of Directors to fix the remuneration of such auditors. Representatives of Ernst & Young are not expected to be present at the Annual General Meeting.

             MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL

                              SHAREHOLDER PROPOSALS

Notice of Business to be Brought Before a Shareholders' Meeting

               Article 76 of the Company's Articles of Association provide in part that

                  At an ordinary general meeting of the members, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a member. For business to be properly brought before an annual meeting by a member, the member must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a member's notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than ninety (90) days before the anniversary date of the previous annual meeting of Shareholders.

                  A member's notice to the Secretary shall set forth as to each matter the member proposes to bring before the annual meeting.

               (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

               (b) the name and address, as they appear on the Company's books, of the member intending to propose such business; (c) the class and number of shares of the Company which are beneficially owned by the member;

               (c) the class and number of shares of the Company which are beneficially owned by the member;

               (d) a representation that the member is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business; and

               (e) any material interest of the member in such business.

                  Notwithstanding anything in these Articles to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Article 76. The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Article 76, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

         Shareholder proposals relating to the Company's 1996 Annual General Meeting of Shareholders must be received by the Company at its principal office, Suite 1410, One Palliser Square, 125 Ninth Avenue, S.E., Calgary, Alberta, Canada T2G 0P6 no later than January 16, 1997. The fact that a Shareholder proposal is received in a timely manner does not insure its inclusion in the proxy material, since there are other requirements in the proxy rules relating to such inclusion.

         The contents and the sending of this Proxy Statement have been approved by the directors of the Company.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY; THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL GENERAL MEETING IN PERSON ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                                       By Order of the Board of Directors.

                                       Kelly B. Johnson

Dated May 24, 1996